UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-ll (c) or Rule 14a-12

GEE GROUP INC.
(Name of Registrant as Specified In Its Charter)

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GEE GROUP INC.

7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 26, 2022

To the Shareholders of GEE Group Inc.:

Notice is hereby given that the annual meeting of Shareholders of GEE Group Inc. (the “Company”) will be held on August 26, 2022, at 10:00 a.m., Eastern Daylight Time (EDT), at The Ponte Vedra Inn and Club, Tarpon Room, 200 Ponte Vedra Blvd, Ponte Vedra, Florida 32082. At the Annual Meeting, we will consider and vote upon the following items:

1	To elect seven (7) members to our Board of Directors;

2	To ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for 2022; and

3.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only shareholders of record as of the close of business on July 11, 2022, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record. Only shareholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment or postponement thereof. This notice is being mailed to all shareholders of record entitled to vote at the Annual Meeting on or about July 20, 2022.

BY ORDER OF THE BOARD,

/s/ Derek Dewan
Derek E. Dewan
Chairman of the Board

 Jacksonville, Florida

 July 18, 2022

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Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on August 26, 2022

This Proxy Statement and our Annual Report on Form 10-K for the Year Ended September 30, 2021, the Quarterly Report on Form 10-Q for the Three Months Ended December 31, 2021 and the Quarterly Report for the Six Months Ended March 31, 2022 are available at http://ir.geegroup.com/all-sec-filings.

GEE GROUP INC.

7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of GEE Group Inc. (the “Company”) in connection with the Company’s 2022 Annual Meeting of shareholders or any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on August 26, 2022 at 10:00 a.m., Eastern Daylight Time at The Ponte Vedra Inn and Club, Tarpon Room, 200 Ponte Vedra Blvd, Ponte Vedra, Florida 32082.

This proxy statement and form of proxy will be mailed on or about July 20, 2022, to our shareholders of record as of the close of business on July 11, 2022, the record date.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2022 Annual Meeting will be held for the following purposes:

1.	To elect seven (7) members to our Board of Directors (Proposal 1);

2.	To ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for 2022 (Proposal 2);

3.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on July 11, 2022, the record date, you were a holder of record of the Company’s Common Stock. As of the record date, there were issued and outstanding 114,100,455 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our Common Stock outstanding on July 11, 2022, the record date, representing 57,050,228 votes must be present at the Annual Meeting, in person or by proxy. If you vote including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Co., referred to herein as “Continental”) as of July 11, 2022, you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the annual meeting may vote in person by obtaining a ballot from the inspector of elections.

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Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee) as of July 11, 2022, you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the annual meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

You may also vote by proxy via telephone by calling Advantage Proxy, Inc. Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565. We have retained Advantage Proxy to assist in the distribution of proxy materials and the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of $10,000 to $12,500, plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses.

If you have any questions or need assistance in voting your proxy, please contact Advantage Proxy at the number or email address listed below. Advantage Proxy, Inc. PO Box 13581, Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

Whether or not you expect to attend the Annual Meeting, the Board of Directors urges shareholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://www.cstproxy.com/geegroup/2022 and following the on screen instructions (have your proxy card available when you access the webpage), or (b) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the seven nominees for director named in “Proposal 1 Election of Directors,’’ and, FOR “Proposal 2 Ratification of the Appointment of FORVIS, LLP as Our Independent Registered Public Accounting Firm for 2022”.

Under the rules of NYSE American, LLC (“NYSE American”), brokerage firms have the authority to vote shares held for a beneficial owner on “routine” matters. Accordingly, if your shares are held of record by a brokerage firm and you do not provide the firm specific voting instructions, that firm will have the authority to vote your shares with respect to the “Proposal 2 Ratification of the Appointment of FORVIS, LLP as Our Independent Registered Public Accounting Firm for 2022,” but your shares will not be voted and will be considered broker non-votes with respect to Proposal 1. We urge you to provide voting instructions so that your shares will be voted.

Can I change my vote after I have voted?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not, by itself, revoke a proxy), or (4) voting again via Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to Continental Stock Transfer & Trust Co. together with your email address by attending the Annual Meeting and voting electronically.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Annual Meeting.

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What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

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Proposal 1: Election of seven (7) Directors. The election of the seven director nominees named in this proxy statement requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

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Proposal 2: Ratification of the Appointment of FORVIS, LLP as Our Independent Registered Public Accounting Firm for 2022. Ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending September 30, 2022, requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the Annual Meeting.

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In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock representing a majority of votes cast on such matter at the Annual Meeting.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares ”FOR” each director nominee named in this proxy statement, and ”FOR” ratification of FORVIS, LLP as our independent registered public accounting firm for 2022.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at our website, www.generalemployment.com.

Do I need a ticket to attend the annual meeting?

Yes, you will need an admission card to enter the annual meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to kim.thorpe@geegroup.com; or

•	by calling us at (904) 512-7504.

Shareholders also must present a form of personal photo identification in order to be admitted to the annual meeting.

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Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies in writing, by telephone, by email or otherwise. We have retained Advantage Proxy to assist in the distribution of proxy materials and the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of $12,000, plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

What is “householding” and how does it affect me?

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a “street-name shareholder”) and share a single address, only one copy of our proxy statement and included periodic reports to shareholders is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this proxy statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: GEE Group Inc. 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Chief Financial Officer or by contacting our CFO by telephone at (904) 512-7504. The voting instruction form sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A shareholder who would like to make one of these requests should contact us as indicated above.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors/Nominees

Our Board of Directors currently consists of seven members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets, insurance, employee benefits and real estate.

Name	Age	Position	Director Since
Derek Dewan(4)	67	Chief Executive Officer and Chairman of the Board of Directors	2015
Peter Tanous (1)(2)(3)(5)	84	Director	2015
Darla Moore (1)(2)(3)	67	Director	2018
William Isaac (1)(3)(4)(5)	78	Director	2015
Carl Camden	67	Director	2020
Matthew Gormly (1)	63	Director	2020
Thomas Vetrano (2)	61	Director	2020

_________

(1)	Indicates member of Audit Committee.

(2)	Indicates member of Compensation Committee.

(3)	Indicates member of Nominating Committee.

(4)	Indicates member of Mergers & Acquisition Committee.

(5)	Indicates member of Corporate Governance Committee

We have set forth below information regarding each of our directors/nominees, including the experience, qualifications, attributes or skills that led the Board of Directors to conclude that such person should serve as a director. Our Nominating Committee and our Board of Directors believe that the experience, qualifications, attributes and skills of our each of our directors provides us with the ability to address our evolving needs and represent the best interests of our shareholders.

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Derek Dewan - Chief Executive Officer and Chairman of the Board of Directors

Mr. Dewan, former Chairman and Chief Executive Officer (CEO) of Scribe Solutions, Inc. was elected Chairman of the Board of Directors and CEO of the Company effective April 1, 2015 in connection with its merger with Scribe Solutions. Mr. Dewan was previously Chairman and CEO of publicly traded MPS Group, Inc. In January 1994, Mr. Dewan joined AccuStaff Incorporated, MPS Group’s predecessor, as President and Chief Executive Officer, and took that company public in August 1994. Under Mr. Dewan’s leadership, the company became a Fortune 1000 world-class, global multi-billion-dollar staffing services provider through significant organic growth and strategic acquisitions. MPS Group grew to include a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia. MPS Group experienced many years of continued success during Mr. Dewan’s tenure, including having completed successful secondary stock offerings of $110 million and $370 million, being featured on the Wall Street Journal’s “top performing stock list” for three consecutive years and being included in the Standard and Poor’s (S&P) Mid-Cap 400. In 2010, he was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion. Mr. Dewan was previously a CPA and partner with the firm now known as PricewaterhouseCoopers (PwC).

Peter Tanous - Director

Mr. Tanous joined the Company as a director in May 2015. Mr. Tanous is Chairman Emeritus of Lynx Investment Advisory of Washington D.C., an SEC registered investment advisory firm, and an accomplished author on the topics of economics and investments. He has served on several boards of directors of public and private companies, including MPS Group, Inc. In prior years, Mr. Tanous was International Regional Director with Smith Barney and a member of the executive committee of Smith Barney International, Inc. He served for ten years as executive vice president and a director of Bank Audi (USA) in New York and was earlier chairman of Petra Capital Corporation in New York. A graduate of Georgetown University, he has served on the university’s investment committee and as a member of the Georgetown University Library Board.

Mr. Tanous’ book, Investment Gurus, published by Prentice Hall in 1997, received wide critical acclaim in financial circles and was chosen as a main selection of The Money Book Club. His subsequent book, The Wealth Equation, was also chosen as a Money Book Club main selection. Investment Visionaries, was published in August 2003 by Penguin Putnam and Kiplinger’s Build a Winning Portfolio, was published by Kaplan Press in January 2008. Tanous co-authored (with Dr. Arthur Laffer, the “Father of Supply Side Economics” and Stephen Moore, former Wall Street Journal writer and editorial board member) The End of Prosperity, published by Simon & Schuster in October 2008. His most recent book, The Pure Equity Plus Plan, was published by Advantage Press in 2021. In addition to Georgetown University, Tanous has served on several investment committees including St. Jude Children’s Research Hospital and Lebanese American University. Tanous served as chairman of the board of trustees of Lebanese American University and continues to serve as a trustee.

Mr. Tanous’ experience as a corporate director also includes having served on the board of directors of MPS Group. At MPS Group, he served as chairman of the audit committee and on several other committees over many years where he gained significant staffing industry knowledge and experience as MPS was one of the largest staffing organizations in the U.S. Mr. Tanous has also served on the board of Cedars Bank, Los Angeles, a California state commercial bank with branches in Orange County and San Francisco, and as a director at WorldCare Ltd., Cambridge, Mass, a company in the field of health care services and telemedicine diagnostics.

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Darla Moore - Director

Ms. Moore joined the Company as a director in June 2018. Ms. Moore is the Founder and Chair of the Palmetto Institute, a nonprofit think-tank aimed at bolstering per capita income in South Carolina. She is also the founder and chair of the Charleston Parks Conservancy, a foundation focused on enhancing the parks and public spaces of the City of Charleston. Until 2012, Ms. Moore was the Vice President of Rainwater, Inc., a private investment company. Ms. Moore is the first woman to have been profiled on the cover of Fortune magazine and has been named to the list of the Top 50 Most Powerful Women in American Business. Ms. Moore has served on numerous corporate and philanthropic boards, including Hospital Corporation of America (HCA), Martha Stewart Living Omnimedia, The South Financial Group, MPS Group, the National Advisory Board of JP Morgan, the National Teach for America Board of Directors, the Board of Trustees of the New York University Medical School and Hospital and the University of South Carolina Board of Trustees. She was formerly a managing director of Chemical Bank, the predecessor of JP Morgan and currently serves on the Board of Directors of The Shed, a cultural institution in New York City, the Lebanese American University of Beirut, the Santa Fe Institute, and Oxbow Carbon, in addition to GEE Group Inc. The University of South Carolina’s business school is named in her honor, the first business school in America named for a woman. Ms. Moore received the Business Person of the Year Award from the South Carolina Chamber of Commerce and was inducted into the South Carolina Business Hall of Fame. Ms. Moore and Condoleezza Rice are the first women members of Augusta National Golf Club. A graduate of the University of South Carolina, she holds an M.B.A. from George Washington University. Currently, Ms. Moore serves as Chairman of the Darla Moore Foundation.

William “Bill’ Isaac - Director

Mr. Isaac joined the Company as a director in June 2015, and is currently Chairman and principal owner of two premier consulting firms, Secura/Isaac and Blue SaaS Solutions. Mr. Isaac is a former Chairman of the United States Federal Deposit Insurance Corporation (“FDIC”). President Carter appointed Mr. Isaac to the board of the FDIC at the age of 34, and President Reagan named him Chairman of the FDIC two years later, making him the youngest FDIC board member and Chairman in history. Mr. Isaac served with distinction as FDIC Chairman during one of the most tumultuous periods in U.S. banking history.

Mr. Isaac has significant experience as a director on the boards of several public and private companies and currently serves as a member of the boards of directors of Emigrant Bank and New York Private Bank & Trust and serves as Chairman of Sarasota Private Trust and Cleveland Private Trust. He also has served as Chairman of the Board of Fifth Third Bancorp, one of the nation’s leading banks, and worked as Senior Managing Director at FTI Consulting from 2011 to 2019. Mr. Isaac also is a former board member at TSYS, a leading payment processing company that today is part of Global Payments, and has served on the boards of Amex Bank, The Associates (a finance company formerly owned by Ford Motor Company), credit reporting company TransUnion and former global staffing firm, MPS Group.

Mr. Isaac is the author of Senseless Panic: How Washington Failed America with a foreword by legendary former Federal Reserve Chairman Paul Volcker. Senseless Panic provides an inside account of the banking and S&L crises of the 1980s and compares that period to the financial crisis of 2008-2009. Mr. Isaac’s articles are published in the Wall Street Journal, Washington Post, New York Times, American Banker, Forbes, Financial Times, Washington Times, and other leading publications. He appears regularly on television and radio, testifies before Congress, and is a frequent speaker before audiences throughout the world.

Mr. Isaac began his career as an attorney with Foley & Lardner and was a senior partner with Arnold & Porter. Before his appointment to the FDIC, Bill Isaac served as vice president, general counsel and secretary of First Kentucky National Corporation and its subsidiaries, including First National Bank of Louisville and First Kentucky Trust Company. He received a “Distinguished Achievement Medal” in 1995 from Miami University and a “Distinguished Alumnus Award” in 2013 from OSU. He is a former member of the Board of Directors of the Miami University Foundation and is a Life Member of the Board of Directors of The Ohio State University Foundation. Mr. Isaac is involved with several charitable and not for profit organizations and in 2016, co-founded with his former classmate, the William Isaac & Michael Oxley Center for Business Leadership at Miami University.

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Carl Camden - Director

Mr. Camden joined the Company as a director in March 2020. He is the former President and Chief Executive Officer and a former director of global staffing giant Kelly Services® (NASDAQ: KELYA, KELYB) (“Kelly”) and served in these roles from February 2006 to May 2017. Mr. Camden is a recognized leader in the use of contingent on-demand labor, talent management, and the concept of how companies can adapt and succeed in the “gig economy”. He is currently President of IPSE – The Association of Independent Professionals and the Self-Employed. Mr. Camden serves on the Board of Trustees of The Conference Board and is Co-Chair of the Policy and Impact Committee for the Committee for Economic Development. Previously, Mr. Camden has served on the Board of Directors for a regional branch of the Federal Reserve Bank of Chicago, the Labor Advisory Council for the Federal Reserve Bank, the Advisory Committee on Employee Welfare and Pension Benefits (ERISA Advisory Council), the Board of Visitors of Duke University Fuqua School of Business, and the Board of Directors of TopBuild, a leading installer and distributor of insulation products in the U.S. construction industry. He is also a former member of the Board of Trustees for the University of Detroit Mercy, the Detroit Medical Center Board, and the Detroit Chamber Board. Mr. Camden has served on the American Staffing Association’s Board of Directors and received awards from international workforce agencies for his significant contributions to improving the workforce development system. He has been featured in Business Week, the New York Times, Bloomberg, CNBC, and numerous other media on topics ranging from labor force dynamics to healthcare reform. Mr. Camden has a bachelor’s degree and a PhD.

Matthew Gormly - Director

Mr. Gormly joined the Company as a director in March 2020. He is a Founder and Managing Partner of Reynolds Gormly & Co., LLC (“Reynolds Gormly”), where he is responsible for origination and capital market opportunities and the firm’s general management. Prior to Reynolds Gormly, Mr. Gormly played a leadership role in the growth and evolution of Wicks Capital Partners (“Wicks”), as a Managing Partner for seventeen years before departing the firm in 2016. At Wicks, Mr. Gormly focused his energy on originating, acquiring, managing, growing, and divesting its portfolio of control buyout investments. Mr. Gormly has extensive experience in all aspects of the investment process including developing investment theses, origination, acquisitions, strategic planning, and divestitures. Additionally, Mr. Gormly was responsible for originating new investments, arranging financing for transactions, and managing those investments through the sale processes. Mr. Gormly has been on the board of directors of over 25 companies, spanning a 30-year period, and has been responsible for over $1.5 billion in financings for acquisitions, leveraged recapitalizations, and re-financings over the course of his career. Mr. Gormly holds a B.A. and an M.B.A.

Thomas Vetrano - Director

Mr. Vetrano joined the Company as a director in March 2020. From 2004 through 2014, Mr. Vetrano served as Principal, Chief Operating Officer, and Secretary of ENVIRON Holdings, Inc. Under his executive leadership ENVIRON tripled revenues to over $300 million and grew from 300 employees in the US and UK to over 1,600 employees in 25 countries, with consistent top-quartile industry growth and profitability. After leading the sale of ENVIRON to Ramboll in 2014, Mr. Vetrano served as President and Managing Director of Ramboll Environment and Health (“REH”), one of the ten largest global environmental and health consultancies. Mr. Vetrano was responsible for all REH global operations, including financial performance; finance and accounting; strategic planning; risk management; human resources; information technology; marketing and communications; sustainability, equality, diversity, and inclusion; and employee health, safety and security.

Mr. Vetrano has over 35 years of international business experience assisting corporations, private equity, financial institutions, and their legal counsel in identifying and resolving complex environmental, health, safety, and sustainability (“EHSS”) issues. He has directed EHSS due diligence in support of over 500 global transactions across a wide range of industries and sectors, served as Chairman or speaker at over 50 professional, technical and industry conferences and seminars, and authored/co-authored numerous publications on EHSS issues.

Mr. Vetrano served as a director for ENVIRON and REH from 2000 through 2019 and is currently also a director for several privately-held companies and charitable organizations. During his board tenures, Mr. Vetrano has chaired or served on ethics, equity, executive compensation, finance, governance and valuation committees. Mr. Vetrano holds a bachelor’s degree and a master’s degree.

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Executive Officers and Significant Employees

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officers who are not also directors is described below.

Kim Thorpe, Senior Vice President and Chief Financial Officer

Mr. Thorpe joined the Company as the Vice President of Finance on May 1, 2018, and was appointed as the Company’s Senior Vice President and Chief Financial Officer effective June 15, 2018. Since February 2013, Mr. Thorpe also has served as Managing Principal of FRUS Capital LLC and from November 2013 through May 2017, Mr. Thorpe served as the Chief Financial Officer of Delta Company of Insurance Services, Inc. and as a director and Chief Financial Officer of NeuLife Neurological Services LLC. From May 2006 to February 2013, Mr. Thorpe served in senior executive positions in a privately-owned insurance organization and a specialty real estate lender. From November 1999 to March 2006, Mr. Thorpe served as Executive Vice President and Chief Financial Officer of FPIC Insurance Group, Inc., a public company formerly listed on Nasdaq Global Select Market under the symbol “FPIC”. Mr. Thorpe also served as Senior Vice President and Chief Financial Officer of a large insurance and financial services business unit of GE Capital from March 1998 to November 1999. From October 1993 to February 1998, Mr. Thorpe was a partner of the international accounting firm, Coopers & Lybrand (a predecessor firm to PricewaterhouseCoopers LLP). Mr. Thorpe holds a BSBA in Accounting from the University of Florida and is a Certified Public Accountant.

Alex Stuckey, Chief Administrative Officer

Mr. Stuckey became the Company’s Chief Administrative Officer on April 10, 2017. He joined the Company in April 2015 as its Chief Operating Officer and President and served in those positions until April 10, 2017. Prior to its acquisition by the Company, Mr. Stuckey was the President and Chief Operating Officer of Scribe Solutions, Inc. Prior to joining Scribe, Mr. Stuckey was the founder and Chief Executive Officer of Fire Fighters Equipment Co. He led that company from a start up to a multi-million-dollar enterprise with substantial net profits through both organic growth and growth through acquisition. At Fire Fighters, Mr. Stuckey developed unique marketing strategies, which were revolutionary to the industry. His efforts led to a successful stock sale of Fire Fighters to Cintas. Mr. Stuckey also has extensive experience in banking and finance, which he obtained after a successful career at Barnett Bank as a special assets officer, and currently serves as a director/executive of Castleworks Home Services Company, a provider of residential home services. Mr. Stuckey graduated from Florida State University with a bachelor’s in Entrepreneurship and Business Enterprises.

Role of the Board of Directors and Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for the approval of our voting shareholders. Our Board of Directors’ primary responsibility is to oversee the governance of our organization as it seeks to maximize long-term shareholder value. Our Board of Directors establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of the Company and management, and provides advice and counsel to management. In fulfilling the Board of Directors’ responsibilities, directors have full access to our management, external auditors and outside advisors.

Independent directors and management may be expected to have different perspectives and play different roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while management brings company-specific experience and expertise. The Board of Directors believes that a board of directors comprised of a combination of independent board members and senior management team members is in the best interest of shareholders because it provides a collaborative forum for strategy development and execution, and also facilitates improved information flow between management and the Board of Directors, both of which are essential to effective governance.

The Board of Directors does not have a lead independent director. The Board of Directors provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. The Board of Directors receives reports from Mr. Dewan and other members of senior management, principally the Company’s Chief Administrative and Financial Officers, Mr. Stuckey and Mr. Thorpe, respectively, as well as the Company’s independent auditors and other professional advisors on a periodic basis on areas of risk facing the Company. In addition. Board of Directors committees oversee specific elements of risk or potential risk commensurate with their respective areas of charge and purposes.

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The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board of Directors approval. It also holds special meetings when an important matter requires Board of Directors action between scheduled meetings. The Board of Directors held seven (7) meetings during the fiscal 2021. No director of the Company attended less than 75% of the total meetings of the Board of Directors and Committees on which such Board of Directors members served during this period.

Our directors are expected to attend the Annual Meeting. Any director who is unable to attend the Annual Meeting is expected to notify the Chairman of the Board of Directors in advance of the Annual Meeting.

The Board of Directors believes that Mr. Dewan’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its shareholders. Mr. Dewan possesses detailed and in-depth knowledge of the Company and its business, including its opportunities, risks and challenges and is, thus, best positioned to develop agendas that ensure that the Board’s time and attention are appropriately focused on critical matters. His combined role and ability to interact directly with the remaining board members, all of whom are independent, enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers, suppliers and other stakeholders.

Board Risk Oversight

Management of the risks that we face in the day to day conduct of our business is primarily the responsibility of our senior management team. Our Board of Directors provides overall risk oversight with a focus on the most significant risks facing the Company. Our senior management team periodically reviews with our Board of Directors any significant risks facing the Company. Our Board of Directors has delegated responsibility for the oversight of specific risks to the committees of the Board of Directors as follows:

•

Audit Committee. The Audit Committee oversees the policies that govern the process by which our exposure to risk is assessed and managed by management. In that role, the Audit Committee discusses with our management major financial risk exposures and the steps that management has taken to monitor and control these exposures. The Audit Committee also is responsible for reviewing risks arising from related party transactions involving the Company and overseeing our code of ethics.

•	Compensation Committee. The Compensation Committee monitors the risks associated with our compensation philosophy and programs.

•

Nominating Committee. The Nominating Committee assists the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors.

•

Mergers and Acquisitions Committee. The Merger and Acquisitions Committee oversees and reviews merger and acquisition transactions, including financing proposed by the Company’s management; and also recommends potential strategic investments for the Company.

•

Corporate Governance Committee. The Corporate Governance Committee oversees risks related to our governance structure and processes. The Corporate Governance Committee also oversees and makes recommendations to the Board concerning the appropriate size, function and needs of the Board, including with a view towards observance and compliance with SEC regulations and stock exchange listing requirements.

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Committees of the Board of Directors and Committee Membership

Our Board of Directors has established the five (5) above-mentioned separately designated standing committees to assist our Board of Directors in discharging its responsibilities. Our Board of Directors may eliminate or create additional committees as it deems appropriate. The charters for our Board of Directors audit, compensation, and nominating committees are in compliance with applicable SEC rules and the NYSE American Listed Company Manual. These charters are available on our website, and also were attached to the following documents filed with the SEC: Audit Committee Charter proxy statement filed January 27, 2012; Compensation Committee Charter proxy statement filed January 28, 2010; Nominating Committee Charter proxy statement filed January 21, 2011. You may obtain a printed copy of any of these charters by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

Each committee of our Board of Directors is composed entirely of independent directors within all applicable standards (as further discussed below). Our Board of Directors’ general policy is to review and approve committee assignments annually. The Nominating Committee is responsible, after consultation with our Chairman of the Board of Directors and Chief Executive Officer and consideration of appropriate member qualifications, to recommend to our Board of Directors for approval all committee assignments, including designations of the chairs. Each committee is also authorized to retain its own outside counsel and other advisors as it desires.

A brief summary of the committees’ responsibilities follows:

Nominating Committee

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors. The Nominating Committee executed one unanimous consent during fiscal 2021.

In evaluating candidates to serve on the Company’s Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for Board of Directors candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at 7751 Belfort Road, Suite 150, Jacksonville, FL 32256. Submissions must be in accordance with the Company’s amended and restated By-Laws and include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

The Nominating Committee is presently composed of three non-employee, independent directors: Darla Moore (Chairwoman), William Issac and Peter Tanous.

The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is available on the Company’s website. A copy of the Nominating Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 21, 2011, Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting, and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the Company’s independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met five times and executed one unanimous consent during fiscal 2020.

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The Audit Committee is presently composed of four non-employee, independent directors: Peter J. Tanous (Chairman), Darla Moore, William M. Isaac and Matthew Gormly. The Board of Directors has determined that Mr. Tanous, Ms. Moore, Mr. Isaac and Mr. Gormly each are considered an “audit committee financial expert” as defined by rules of the SEC. The Board of Directors has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE American and Rule 10A-3 of the Exchange Act.

The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is available on the Company’s website. A copy of the Audit Committee Charter is attached to the form 10-Q filed with the SEC on February 16, 2016.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, accounting and financial reporting policies, principles and practices, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles” or “GAAP”).

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2021 with management, and has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard, AS 1301, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on its review, discussions, and related deliberations, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards established by the PCAOB, or that the Company’s auditors are in fact independent, as required under professional auditing standards.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as filed with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of FORVIS, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2022.

THE AUDIT COMMITTEE

Peter J. Tanous (Chairman), William Isaac, Darla Moore and Matthew Gormly

(1) The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

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Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the director and officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants but has not done so to date. The Compensation Committee met two times during fiscal 2021.

The Compensation Committee meets at least annually to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of restricted common stock and stock option awards. Management provides the Compensation Committee with such information as may be requested by the chairman or its members, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE American, the Chief Executive Officer may not be present during the Compensation Committee’s deliberations regarding his compensation. If requested by the Committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

The Compensation Committee is presently composed of three non-employee, independent directors: Peter Tanous, Darla Moore and Thomas Vetrano (Chairman). The Compensation Committee met twice during the fiscal year ended September 30, 2021.

The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is available on the Company’s website. A copy the Compensation Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 28, 2010, Annual Meeting of Shareholders.

Our Board of Directors has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Mergers and Acquisition Committee

The Mergers and Acquisition Committee has the responsibility for evaluating acquisitions and the necessary financing to complete the acquisitions that are determined by management to meet the minimum criteria for evaluation. The Mergers and Acquisitions Committee has the responsibility to keep the entire board informed of the Company’s proposed acquisitions and only after the Committee has determined an acquisition qualifies is the acquisition presented to the entire board for approval. The Mergers and Acquisition Committee did not meet during the fiscal year ended September 30, 2021. The Mergers and Acquisition Committee has the authority to retain professional consultants, but also has not done so during fiscal 2021.

The Mergers and Acquisition Committee is presently composed of one employee director and one non-employee, independent director: Derek E. Dewan (Chairman) and William M. Isaac.

Corporate Governance Committee

The Corporate Governance Committee has responsibilities and duties ranging from Board and committee structure and organization to assisting the Board in evaluating whether the Board and its committees are functioning effectively and consistently in accordance with and subject to applicable law and rules and regulations promulgated by the SEC, the NYSE and any other applicable regulatory authority. The Corporate Governance Committee also monitors and recommends the functions of the various committees of the Board. The Corporate Governance Committee is responsible for developing director qualifications and an annual evaluation process for the Board, its committees and individual directors and for overseeing the execution of such annual evaluations, including the Committee’s own evaluation. The Corporate Governance Committee is tasked with the responsibility to review the outside activities of Senior Executives and, if warranted, report and/or make recommendations concerning such activities to the Board of Directors. The Corporate Governance Committee also regularly reviews the Company’s and subsidiaries’ Certificates of Incorporation, Bylaws and Policies, Committee Charters and other Company documents and recommend revisions to be acted upon by the Board of Directors.

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The Corporate Governance Committee also coordinates with Human Resources to review any reports of discrimination or sexual harassment and recommend any actions deemed appropriate, review whistleblower reports and recommend any actions deemed appropriate. The Corporate Governance Committee monitors emerging corporate governance trends and oversees and evaluates corporate governance policies and programs and recommends to the Board such changes as the Committee believes appropriate. When applicable, the Corporate Governance Committee will review shareholder proposals and recommend proposed Company responses for inclusion in the Company’s proxy statement, or otherwise, to the Board.

The Corporate Governance Committee reviews at least annually, or more frequently if deemed appropriate under the circumstances, the Company’s Standards for Director Independence and enhanced independence requirements issued by the NYSE and by other applicable regulators and advisory services, and recommends to the Board any modifications to the Company’s standards that the Committee deems desirable. The Committee provides to the Board its assessment of which directors should be deemed independent directors under applicable rules, policies and regulations. This review also contemplates the requirements of a “financial expert” under applicable rules of the SEC and NYSE, thereby assessing which directors should be deemed financial experts and recommends to the Board the determination that such directors are “financial experts” within the applicable definitions established by the SEC and NYSE. The Committee reviews on a periodic basis and makes recommendations, accordingly, regarding continuing education programs for directors and an orientation program for new directors.

Finally, the Corporate Governance Committee obtains annual independence and conflict of interest statements from all directors and senior management members and reviews and makes recommendations to the Board regarding questions of potential conflicts of interest and with regard to any transactions among the Company and related parties as defined in Item 404 of Regulation S-K.

The Committee is required to be comprised of three or more directors as determined by the Board, each of whom the Board has determined meets the independence requirements of the Company’s Standards for Director Independence, the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (the “SEC”). The members of the Committee are appointed by the Board and serve until their successors are duly appointed or until their retirement, resignation, death or removal by the Board.

The Corporate Governance Committee is presently composed of two non-employee, independent directors: William M. Isaac (Chairman) and Peter Tanous. The Corporate Governance Committee did not meet during the fiscal year ended September 30, 2021.

Corporate Code of Ethics

We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our principal executive officer or our principal financial and accounting officer by posting such information on our website pursuant to SEC rules. There were no such amendments of or waivers to any of the Company’s policies and procedures outlined under its Code of Ethics during fiscal 2021.

Our Code of Ethics was attached as an exhibit to our Form 10-K filed with the SEC on March 29, 2013. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: GEE Group Inc., 7751 Belfort Road, Suite 150, Jacksonville, FL 32256, Attn.: Secretary.

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Director Independence

Our Board of Directors is responsible to make independence determinations annually with the assistance of the Nominating and Corporate Governance Committees. Such independence determinations are made by reference to the independence standard under the definition of “independent director” under the NYSE American Listed Company Manual. Our Board of Directors has affirmatively determined that Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano each satisfy the independence standards under the NYSE American Listed Company Manual.

In addition to the independence standards provided in the NYSE American Listed Company Manual, our Board of Directors has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (2) be an affiliated person of the Company or any of its subsidiaries. The Board of Directors has also determined that each member of the Compensation Committee satisfies the NYSE American standards for independence of Compensation Committee members.

Director Selection Process

As provided in its charter, the Nominating Committee is responsible to recommend to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company’s businesses, the nominee’s ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The Nominating Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our shareholders or any other source the committee deems appropriate.

Our shareholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our shareholders for the Annual Meeting.

Our Bylaws provide that any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such shareholder has given actual written notice of his or her intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding Annual Meeting. In accordance with the Company’s Bylaws, submissions must include: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person, or by proxy at the meeting or in the case of a virtual meeting, intends to attend virtually, to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such candidate and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such candidate’s service as a director if elected; (d) such other information regarding such candidate proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the candidate been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each candidate to serve as a director of the Company. The submission must also include: (i) the number of shares beneficially owned by the shareholder; (ii) the name, address and contact information of the candidate being recommended; and (iii) a description of the qualifications and business experience of the candidate.

Any shareholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

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Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Legal Proceedings

None of our directors or executive officers has, during the past ten years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

(d)

Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Shareholder Communication with the Board of Directors

Shareholders and parties interested in communicating with our Board of Directors, any Board of Directors committee, any individual director or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors, GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary. Please note that we will not forward communications that are spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, or otherwise, communications of an inappropriate nature.

Shareholder Proposals for Next Year’s Annual Meeting

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our shareholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board of Directors or by a shareholder entitled to vote who has delivered proper notice to us not less than ninety days or more than one hundred twenty days prior to the date of the meeting. Detailed information for submitting shareholder proposals or nominations of director candidates will be provided upon written request to GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

The foregoing requirements are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement for the 2023 annual meeting of shareholders. Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2022 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such 2023 proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary not later than March 20, 2023.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below, and except for the Dewan Employment Agreement, the Stuckey Employment Agreement and the Thorpe Employment Agreement, each as defined and described in “Executive Compensation”, there have been no transactions since October 1, 2020, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

On or about April 19, 2021, six (6) directors and officers of the Company individually acquired shares of the Company’s common stock either by directly participating in the Company’s 2021 follow-on public offering of its common shares, as subscribers, or by purchasing Company common shares in the open market. These six officers and directors collectively acquired a total of 678,765 shares of the Company’s common stock at that time. Each of these directors and officers filed a Form 4 for his or her individual purchases.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of July 11, 2022 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256

Name and Address of Beneficial Owner, Directors and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Derek Dewan	2,091,017	(2)	1.83%
Darla Moore	478,920	(3)	*
Peter Tanous	459,820	(4)	*
William Isaac	458,987	(5)	*
Alex Stuckey	1,666,624	(6)	1.46%
Kim Thorpe	332,657	(7)	*
Carl Camden	12,500	(8)	*
Matthew Gormly	187,500	(9)	*
Thomas Vetrano	30,500	(10)	*
Current directors and executive officers as a group (9 individuals)	5,718,525		5.01%
5% or Greater Holders

Raffles Associates, L.P.(11)	7,411,021		6.5%

_______________

* Represents less than 1%.

(1)	Based on 114,100,455 shares issued and outstanding as of July 11, 2022.

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(2)

Represents (i) 2,052,381 shares of common stock and (ii) 38,636 shares issuable upon the exercise of warrants that are exercisable within 60 days. Does not include 250,000 shares of restricted common stock that cliff vest on August 12, 2024.

(3)

Represents (i) 366,420 common shares owned by the Darla Moore Trust (ii) 62,500 shares issuable upon the exercise of stock options that are exercisable within 60 days and (iii) 50,000 shares of restricted common stock that cliff vest on August 20, 2022. Does not include 12500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(4)

Represents (i) 197,320 shares of Common Stock, (ii) 212,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. and (iii) 50,000 shares of restricted common stock that cliff vest on August 20, 2022. Does not include 12,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(5)

Represents (i) 193,987 shares of Common Stock, (ii) 190,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and (iii) 50,000 shares of restricted common stock that cliff vest on August 20, 2022. Does not include 37,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(6)

Represents (i) 1,527,988 shares of common stock, (ii) 38,636 shares issuable upon the exercise of warrants that are exercisable within 60 days and 100,000 shares of restricted common stock that cliff vest on August 20, 2022. Does not include 183,333 shares of restricted common stock that cliff vest on August 12, 2024.

(7)

Represents (i) 192,657 shares of common stock, (ii) 40,000 shares issuable upon the exercise of options that are exercisable within 60 days and (iii) 100,000 shares of restricted common stock that cliff vest on August 20, 2022. Does not include 10,000 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days, 300,000 shares of restricted common stock that cliff vest on August 12, 2023, and 208,333 shares of restricted common stock that cliff vest on August 12, 2024.

(8)

Represents 12,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 12,500 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on June 21, 2023.

(9)

Represents (i) 175,000 shares of Common Stock and (ii) 12,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 12,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on June 21, 2023.

(10)

Represents (i) 18,000 shares of common stock and (ii) 12,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 12,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on June 21, 2023.

(11)

Ownership information is based on a Schedule 13G dated February 14, 2022 and filed by Raffles Associates LP with the Securities and Exchange Commission on February 15, 2022. The address of principal business office of Raffles Associates LP is 5 Penn Plaza, 19th Floor, New York NY 10001.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us regarding the filing of required reports, we believe that all Section 16(a) reports applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2021 were timely filed except for Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, Thomas Vetrano, Alex Stuckey and Kim Thorpe.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes total compensation to named executive officers including principal executive officer, principal financial and accounting officer, and other two most highly compensated executive officers. Throughout this section, the term “named executive officers” is intended to refer to the individuals listed in “Summary Compensation Table.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Derek Dewan	2021	308,172	112,500	115,000	-	-	-	-	535,672
Chief Executive Officer	2020	300,000	-	-	-	-	-	-	300,000

Alex Stuckey	2021	225,095	82,500	84,333	-	-	-	-	391,928
Chief Administrative Officer	2020	220,000	-	-	-	-	-	-	220,000

Kim Thorpe
Chief Financial Officer and	2021	253,557	93,750	95,833	-	-	-	-	433,140
Senior Vice President-Finance	2020	205,000	25,000	303,000	-	-	-	-	533,000

Employment and Change in Control Agreements

Derek Dewan, Chairman and Chief Executive Officer: On August 12, 2016, the Company entered an employment agreement with Derek Dewan (the “Dewan Employment Agreement”). The Dewan Employment Agreement provides for a five-year term ended on August 15, 2021, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Dewan had received a starting base salary at the rate of $300,000 per year, which can be adjusted by the Compensation Committee. Mr. Dewan’s employment agreement was amended in fiscal 2021 to increase his base salary to $350,000 per year, and to extend the term of the agreement so that it ends on September 30, 2024, also followed by a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Dewan is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Dewan and the Compensation Committee. The Dewan Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On June 15, 2021, 600,000 restricted shares of common stock previously granted to Mr. Dewan became fully vested. On August 13, 2021, the Company granted 250,000 restricted shares of common stock to Mr. Dewan. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third anniversary from the date of grant, which is August 13, 2024.

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Kim Thorpe, Senior Vice President and Chief Financial Officer: On June 15, 2018, the Company appointed Kim Thorpe as the Company’s new Chief Financial Officer. On February 13, 2019, the Company and Mr. Thorpe entered into a written employment agreement with respect to Mr. Thorpe’s service as Senior Vice President and Chief Financial Officer of the Company (the “Thorpe Employment Agreement”). The Thorpe Employment Agreement provided for an initial four-year term ending on August 15, 2023, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1-year automatic extension clause if there is no notice by the Company of termination. The Company and Mr. Thorpe agreed that he would receive a base salary of $200,000 per year, subject to increase, but not decrease, at the discretion of the Chief Executive Officer. Mr. Thorpe’s employment agreement was amended in fiscal 2020 to increase his base salary to $250,000 per year, and again in fiscal 2021 to increase his base salary to $270,000 per year, and to extend the initial term of the agreement so that it ends on September 30, 2024, also followed by a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Thorpe is entitled to receive an annual bonus based on criteria to be agreed to by the Chief Executive Officer. Mr. Thorpe is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company in addition to other benefits provided to executives of the Company. The Thorpe Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On August 13, 2021, the Company granted 208,333 restricted shares of common stock to Mr. Thorpe. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third anniversary from the date of grant, which is August 13, 2024.

Alex Stuckey, Chief Administrative Officer: On June 1, 2018, the Company and Mr. Stuckey entered into a written employment agreement with respect to Mr. Stuckey’s service as Chief Administrative Officer of the Company (the “Stuckey Employment Agreement”). The Company and Mr. Stuckey agreed to an initial term of five years and that Mr. Stuckey will receive a base salary of $220,000 per year, subject to increase, but not decrease, at the discretion of the Board. In addition, the Company and Mr. Stuckey have agreed that Mr. Stuckey shall be eligible to receive Incentive Compensation that shall be determined by the Chief Executive Officer or the Board. Mr. Stuckey is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company in addition to other benefits provided to executives of the Company. The Stuckey Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On August 13, 2021, the Company granted 183,333 restricted shares of common stock to Mr. Stuckey. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third anniversary from the date of grant, which is August 13, 2024.

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in Note 9 in the notes to consolidated financial statements contained in the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2021.

All stock options awarded to the named executive officers during fiscal 2020 and 2019 were at option prices that were equal to the market price on the date of grant, had vesting dates five years or less after the date of grant, and had expiration dates ten years after the date of grant.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of September 30, 2021:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $
Derek Dewan, Chief Executive Officer (1)	-	-	-	-	-	250,000	115,000	250,000	115,000

Alex Stuckey, Chief Administrative Officer (2)	-	-	-	-	-	283,333	136,333	283,333	136,333

Kim Thorpe, Chief Financial Officer and Senior Vice President-Finance (3)	20,000	30,000	-	2.21	06/15/28	608,333	450,833	608,333	450,833

(1)

Includes 250,000 restricted shares of common stock granted to Mr. Dewan on August 13, 2021 that are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

(2)

Includes 183,333 restricted shares of common stock granted to Mr. Stuckey on August 13, 2021 that are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

(3)

Includes 208,333 restricted shares of common stock granted to Mr. Thorpe on August 13, 2021 that are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

DIRECTOR COMPENSATION

Compensation of Directors

Members of the Board of Directors are paid cash compensation each quarter in the amount of $5,000 for their attendance/participation. Also, non-executive Committee Chairpersons receive an additional $1,000 per quarter for their committee leadership. Employees serving as directors of the Company did not receive any additional compensation for service on the Board of Directors.

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The following table sets forth information concerning the compensation paid to each of the non-employee directors during the fiscal year ended September 30, 2021:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Option Awards ($)	Total ($)
William M. Issac	24,000	12,604		36,604
Peter J. Tanous	24,000	12,604		36,604
Carl Camden	20,000	12,604		32,604
Matthew Gormly	20,000	12,604		32,604
Darla D. Moore	24,000	12,604		36,604
Thomas Vetrano	24,000	12,604		36,604

___________

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in Note 9 in the notes to consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2021.

AUDIT-RELATED MATTERS

General

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and Friedman LLP (“Friedman”), the Company’s prior auditor with respect to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2021. In fulfilling its oversight role, our Audit Committee also met and held discussions, both together and separately, with the Company’s management and Dixon Hughes Goodman LLP (“DHG”), the Company’s other prior auditor and predecessor to FORVIS, LLP (“FORVIS”), the Company’s current auditor with respect to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management, Friedman and DHG, both together and separately, in advance of the public release of operating results and filing of annual and quarterly reports with the SEC.

The Audit Committee discussed with Friedman and DHG, (collectively, the “Audit Firms”) matters deemed significant by them, including those matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301, Communications with Audit Committees, as amended, and reviewed written correspondence from them disclosing such matters. The Audit Firms also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the outside auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the Audit Firms, matters relating to their independence.

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Based on our review with management and Friedman of the Company’s audited consolidated financial statements and Friedman’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2021. Friedman served as the Company’s independent registered public accounting firm from November 29, 2012 until April 12, 2022 when the Audit Committee engaged DHG as the Company’s independent registered public accounting firm and approved the dismissal of Friedman. Effective June 1, 2022, DHG merged with BKD, LLP, and the combined firm now operates under the name FORVIS, LLP. As a result of this transaction, on June 1, 2022, FORVIS, as the successor to DHG, now serves as the independent registered public accounting firm for the Company. Concurrently, the Audit Committee approved the engagement of FORVIS as the independent registered public accounting firm for the Company.

A representative of FORVIS is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if desired.

The following table presents fees billed by Friedman for the following professional services rendered for the Company for the fiscal years ended September 30, 2021 and 2020:

	Fiscal 2021	Fiscal 2020
Audit fees	$212,000	$228,170
Audit-related fees	77,500	16,500
Tax fees	-	-
All other fees	-	-

“Audit fees” relate to services for the audits of the Company’s consolidated financial statements for the fiscal years and for reviews of the interim consolidated financial statements included in the Company’s quarterly reports filed with the SEC.

“Audit-related fees” relate to services that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.” These services include audits of the Company’s 401(k) retirement plan, and keeping current procedures applied for purposes of providing consents for the inclusion of the Audit Firms’ audit reports in SEC registration statements and filings, which include the Company’s audited financial statements and auditors’ reports.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On at least an annual basis, the Audit Committee reviews fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The Audit Committee’s pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee’s policies.

Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2020 and 2021, and the fees paid for such services.

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GENERAL

Management does not know of any matters other than those stated in this proxy statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Company at following address: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

You may also request additional copies from our proxy solicitor, Advantage Proxy, Inc. using the following contact information PO Box 13581 Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano each to stand for re-election for a new term expiring at the 2023 annual meeting of shareholders or until their successors are duly elected and qualified. Each of the nominees is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this proxy statement, we are not aware that any nominee is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our Common Stock representing a plurality of the votes cast is required to elect each of Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano to our Board of Directors.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF FORVIS, LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee of our Board of Directors has appointed FORVIS, LLP (“FORVIS”) to serve as our independent registered public accounting firm for the year ending September 30, 2022. FORVIS has served in this capacity since June 1, 2022.

We are asking our shareholders to ratify the appointment of FORVIS as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of FORVIS to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of FORVIS, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of FORVIS, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of FORVIS is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Required Vote

The affirmative vote of shares of our Common Stock representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 2.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

OTHER MATTERS

We do not expect that any matter other than the foregoing proposals will be brought before the Annual Meeting. If, however, such a matter is properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our Annual Report on Form 10-K for the year ended September 30, 2021, the Quarterly Report for the Three Months Ended December 31, 2021 and the Quarterly Report for the Six Months Ended March 31, 2022 or this proxy statement, please contact us at: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, attn.: Chief Financial Officer or by telephone at (904) 512-7504, and we will send a copy to you without charge.

A Note about Our Website

Although we include references to our website (www.generalemployment.com) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investors Relations section of our website. Accordingly, investors should monitor such section of our website, in addition to following our press releases, SEC filings and public conference calls.

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20571 Gee Group_Proxy_Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GEE GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 25, 2022.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED BELOW, A VOTE FOR PROPOSALS 1, AND 2.

1. ELECTION OF DIRECTORS, NOMINEES:
   - (1) Mr. Derek Dewan
   - (2) Ms. Darla Moore
   - (3) Mr. Peter Tanous
   - (4) Mr. William M. Isaac
   - (5) Mr. Carl Camden
   - (6) Mr. Matthew Gormly
   - (7) Mr. Thomas Vetrano

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. In their discretion, in the transaction of such other business as may properly come before the meeting.

You are encouraged to specify your choice by marking the appropriate box with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.

CONTROL NUMBER

Signature__________ **Signature, if held jointly**__________ **Date**______, **2022**

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

20571 Gee Group_Proxy_Card Back

The Proxy Statement and our 2021 Annual Report to Shareholders are available at: https://www.cstproxy.com/geegroup/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GEE GROUP INC.

184 Shuman Blvd., Suite 420, Naperville, IL 60563

The undersigned shareholder of GEE GROUP INC. hereby appoints DEREK DEWAN AND/OR KIM THORPE, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of shareholders to be held on August 26, 2022, at 10:00a.m. Eastern Daylight Time (EDT), at The Ponte Vedra Inn and Club, Tarpon Room, 200 Ponte Vedra Blvd, Ponte Vedra, Florida 32082 and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, A VOTE FOR PROPOSALS 1, AND 2.

Continued, and to be marked, dated and signed on the reverse side.

Please mail this proxy in the enclosed envelope as promptly as possible.